TRAVELERS SERIES FUND INC.

Supplement Dated June 7, 2005

to the Prospectuses of the Portfolios indicated below

The following is added under the heading “Management” in the Prospectuses for each of the Funds listed below:

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

AIM Capital Appreciation Portfolio	February 28, 2005
Strategic Equity Portfolio	February 28, 2005
MFS Total Return Portfolio	February 28, 2005
Pioneer Strategic Income Portfolio	February 28, 2005
Travelers Managed Income Portfolio	February 28, 2005
Van Kampen Enterprise Portfolio	February 28, 2005
Salomon Brothers Strategic Total Return Bond Portfolio	February 28, 2005
Smith Barney Aggressive Growth Portfolio	February 28, 2005
Smith Barney High Income Portfolio	February 28, 2005
Smith Barney International All Cap Growth Portfolio	February 28, 2005
Smith Barney Large Capitalization Growth Portfolio	February 28, 2005
Smith Barney Large Cap Value Portfolio	February 28, 2005
Smith Barney Mid Cap Core Portfolio	February 28, 2005
Smith Barney Money Market Portfolio	February 28, 2005
SB Adjustable Rate Income Portfolio	February 28, 2005

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